o 410 P-1

                          SUPPLEMENT DATED MAY 19, 1999
                              TO THE PROSPECTUS OF
                        TEMPLETON GLOBAL REAL ESTATE FUND
                              dated January 1, 1999

On May 19, 1999, Templeton Global Real Estate Fund's Board of Trustees approved a proposal to merge the Templeton Global Real Estate Fund into Franklin Real Estate Securities Fund, subject to shareholder approval. Franklin Real Estate Securities Trust's Board of Trustees also approved the merger on behalf of Franklin Real Estate Securities Fund. The investment goal of Templeton Global Real Estate Fund is long-term capital growth. Its secondary goal is current income. The investment goal of Franklin Real Estate Securities Fund is to maximize total return. These goals are fundamental, which means that they may not be changed without shareholder approval. The Boards believe this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Templeton Global Real Estate Fund will receive a proxy and proxy statement requesting their votes on the merger.

Templeton Global Real Estate Fund will be closed to new investors after the close of business on June 8, 1999. If you are a shareholder of record as of the close of business on June 8, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until September 16, 1999. If the merger is approved by Templeton Global Real Estate Fund's shareholders on September 16, 1999, the Templeton Global Real Estate Fund will also be closed to purchases by existing shareholders, except for the reinvestment of dividend and capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after June 8, 1999, your account will be closed and you will not be allowed to buy additional shares of Templeton Global Real Estate Fund or to reopen your account in the Templeton Global Real Estate Fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

                Please keep this supplement for future reference.